Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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Filed by a Party other than the Registrant  |    |

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|     |  Preliminary Proxy Statement
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(as permitted by Rule 14a-6(e)(2))

RecycleNet Corporation
(Name of Registrant as Specified in Its Charter)

_____________________________________________________________
(Name of Person(s) Filing Proxy Statement, if Other than the Registrant)

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RECYCLENET CORPORATION
175 East 400 South, Suite 900
Salt Lake City, Utah 84111
(519) 767-2913
(801) 531-0404

NOTICE OF ANNUAL MEETING OF
SHAREHOLDERS
June 15, 2007

To the Shareholders:

The Annual Meeting (“Meeting”) of shareholders of RECYCLENET CORPORATION (“Company”) will be held at the office of Hertzberger, Olsen and Associates located at Corporate Square, Penthouse, 30 Duke St. W., Kitchener, Ontario, Canada on Friday, June 15, 2007, commencing at 10:15 o’clock a.m., EST for the following purposes:

1.	To elect three directors of the Company.

2.	To ratify the appointment of the Company’s independent auditors.

3.	To transact such other business as may properly come before the meeting.

The Board of Directors has fixed the close of business on April 30, 2007, as the record date for the determination of shareholders entitled to notice of the Meeting. All shareholders of record at close of business on that date will be entitled to vote at the Meeting. The transfer books will not be closed. A listing of those entitled to vote will be available for inspection ten days prior to the meeting at the offices of the Company at the above address.

Shareholders who do not plan to attend the Meeting are urged to read the enclosed proxy statement and to fill in, date, and sign the enclosed proxy and return it to the Company in the enclosed envelope.

By Order of the Board of Directors

/s/ Paul Roszel
Paul Roszel, Chairman

Guelph, Ontario, Canada
May 1, 2007

THIS PROXY STATEMENT AND ANY ACCOMPANYING MATERIALS ARE SOLELY FOR THE INFORMATION OF PRESENT SHAREHOLDERS OF THE COMPANY. NO ONE SHOULD BUY OR SELL ANY SECURITY IN RELIANCE ON ANY STATEMENT HEREIN. THIS PROXY STATEMENT AND ANY ACCOMPANYING MATERIALS ARE NEITHER AN OFFER TO BUY OR SELL ANY SECURITY.

RECYCLENET CORPORATION
175 East 400 South, Suite 900
Salt Lake City, Utah 84111
(519) 767-2913
(801) 531-0404

PROXY STATEMENT AND SOLICITATION

This Statement is furnished in connection with the solicitation by the Board of Directors of RecycleNet Corporation, a Utah corporation (“Company”), of proxies to be voted at the Company’s annual meeting of shareholders (“Meeting”) to be held on June 15, 2007. This proxy statement and form of proxy are being sent to shareholders on approximately May 12, 2007.

If the enclosed proxy is properly executed and returned, the shares represented by the proxy will be voted at the Meeting. Each proxy will be voted as instructed and, if no instruction is given, will be voted “FOR” the election of the named directors, and “FOR” ratification of the appointment of the independent auditors of the Company. The named proxies may vote in their discretion upon such other matters as may properly come before the Meeting. A shareholder giving a proxy may revoke it at any time before it is voted by giving written notice to the Company, by executing a later dated proxy, or by voting in person at the meeting.

If a shareholder is the beneficial owner of shares held in “street name” by a broker, the broker, as the record holder of the shares, is required to vote those shares in accordance with the beneficial owner’s instructions. If the owner does not give instructions to the broker, the broker will be entitled to vote the shares with respect to “discretionary” items but will not be permitted to vote the shares with respect to “non-discretionary” items and those shares will be treated as “broker non-votes”. The election of directors is a “discretionary” item.

PERSONS MAKING THE SOLICITATION

The proxy is solicited on behalf of the Board of Directors of the Company. The cost of soliciting proxies will be borne by the Company. The Company estimates that the total cost of this solicitation will aggregate $6,000. To date, the Company has spent $500. The Company will request banks, brokerage houses and other custodians, nominees and fiduciaries to forward copies of the Proxy Statement to those persons for whom they hold such shares and request authority for the execution of proxies. The Company will reimburse for reasonable costs incurred by them in so doing. Directors, officers, and employees of the Company may solicit proxies in person or by mail, telephone or electronic means, but will receive no extra compensation for doing so.

SHAREHOLDERS ENTITLED TO VOTE

All holders of common shares and Class “N” shares of the Company are entitled to one vote for each share held. As of the record date, there were 77,108,214 common shares outstanding and 60,539,259 Class “N” voting non-equity participating shares outstanding. There are no other voting securities outstanding. A majority of the common and Class “N” shares constitutes a quorum at any shareholders’ meeting. Nominee non-votes and abstentions will be counted for purposes of determining a quorum but will not be counted as votes cast. Shareholders are not entitled to cumulate their shares for voting purposes. The transfer books of the Company will not be closed.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Security Ownership of Certain Beneficial Owners

The following table sets forth, as of April 30, 2007, the names of those persons (other than management) known to the Company to beneficially own more than 5% of the outstanding common and Class “N” shares of the Company:

Name and Address of Beneficial Owner	Shares Beneficially Owned	Percent of Class

Inter-Continental Recycling, Inc. (1)	38,587,852	50.04%
7 Darren Place	Common
Guelph, Ontario Canada

Inter-Continental Recycling, Inc. (1)	58,033,269	95.86%
7 Darren Place	Class “N”
Guelph, Ontario Canada
________________________________
(1). Inter-Continental Recycling Inc., is owned and beneficially held by Paul Roszel, an officer and director of the Company, and his immediate family.

Security Ownership of Management

The following table sets forth, as of April 30, 2007, the number of shares beneficially owned by each officer and director of the Company and all officers and directors as a group:

Name and Address of	Shares Beneficially	Percent of
Beneficial Owner	Owned	Class

Paul Roszel (1)	2,668,118	3.46%
7 Darren Place	Common
Guelph, Ontario Canada	676,012	1.12%
	Class “N”

Richard R. Ivanovick	4,105,622	5.32%
23 Cottontail Place	Common
Cambridge, Ontario Canada

Keith A. Deck	812,004	1.05%
46 Sherwood Drive	Common
Guelph, Ontario Canada

All Officers and Directors as a group	7,585,744	9.83%
(3 persons):	Common
	676,012	1.12%
	Class ”N”
_______________________________
(1). See footnote (1) in the preceding table above. Therefore, Mr. Roszel may be deemed to be a beneficial owner of all shares held by Inter-Continental Recycling, Inc.

DIRECTORS AND EXECUTIVE OFFICERS

The following persons are the current directors and executive officers of the Company:

Name and Age	Position	Director since

Paul Roszel, 50	Chairman of the Board & Director	Inception
Richard R. Ivanovick, 66	Chief Financial Officer & Director	1999
Keith A. Deck, 70	Director	2000

Paul Roszel has been involved with the Company since 1988. Mr. Roszel has over 23 years of hands on experience in the recycling industry. He has been actively involved in the development and implementation of collection, processing, transportation and sales/marketing programs for secondary commodities.

Richard R. Ivanovick C.A. joined the Company in November 1998. For the past 30 years, Mr. Ivanovick has been serving as President of Marsh Tire Service Ltd., Ontario, Canada, a company involved in automobile service, sales and leasing of automobiles, in the Guelph, Ontario area.

Keith A. Deck is a retired executive with experience in the Automotive and Electrical Manufacturing areas of business. From 1989 to 1999 Mr. Deck was the General Manager of the Rocktell and Autocom plant operations of Linamar Corporation in Guelph, Ontario Canada. Limamar Corporation is a publicly traded company on the Toronto Stock Exchange in Canada.

There are no arrangements or understandings between any of the foregoing and any other person pursuant to which the foregoing were selected to be nominees as directors of the Company. There are no significant employees who are not also directors or executive officers except as described above. There are no material legal proceedings pending against the Company or any of its officers or directors or involving any adverse interest by any officer or director against the Company.

Meetings of the Board

During the last fiscal year the Company’s Board of Directors held two meetings and took unanimous action through two sets of minutes. All directors attended all meetings.

Committees

The Company does not have standing audit, nominating, compensation or other committees of its Board of Directors.

Compliance with Section 16(a) of the Exchange Act

Section 16(a) of the Securities Exchange Act of 1934 (“1934 Act”) requires the Company’s officers, directors and persons who own more than 10% of the Company’s registered equity securities to file with the Securities & Exchange Commission (“SEC”) initial reports of ownership and reports of changes in ownership of shares of the Company. The persons filing are required by SEC regulation to furnish the Company with copies of all forms filed.

To the Company’s knowledge, based solely on a review of the copies of such reports furnished to the Company and on written representations that no other reports were required, currently, all Section 16(a) filing requirements applicable to the Company’s officers, directors and greater than 10% shareholders have been met and complied with.

CERTAIN RELATIONSHIPS & RELATED TRANSACTIONS

There were no transactions or series of similar transactions during the Company’s last fiscal year (or currently proposed) in which the amount exceeds $60,000 and to which the Company and any of it’s officers, directors or greater than 5% shareholders are parties or have a material interest, direct or indirect. None of the Company’s directors is or has been an executive officer of, or owns or owned in excess of 10% equity interest in, any business or professional entity that has made, currently or during the last full fiscal year, any payments to the Company in excess of 5% of the Company’s or other entity’s consolidated gross revenues for its last full fiscal year. None of the Company’s directors is or has been an executive officer of or owns or owned in excess of 10% equity interest in any business or professional entity to which the Company has made or will make payments for property or services in excess of 5% of the Company’s or other entities consolidated gross revenues for its last full fiscal year. None of the Company’s directors are or have been executive officers of or owns or owned in excess of 5% equity interest in any entity to which the Company was indebted at the end of it’s last full fiscal year in an aggregate amount in excess of 5% of the Company’s total consolidated assets at the end of such year. None of the Company’s directors are members of or counsel to any law firms that the Company has retained or partners or officers of any investment banking firm that has performed services for the Company. Finally, no director, executive officer, nominee for election as director, any member of the immediate family of the forgoing persons, any corporation or organization of which any of the foregoing persons is an officer or partner or is (directly or indirectly) owner of 10% or more of equity securities of such entity, or any trust or estate in which any of the foregoing persons has a substantial interest or serves as trustee, is or has been indebted to the Company at any time since the beginning of the Company’s last fiscal year in excess of $60,000. See also Note 5 on Notes to Consolidated Financial Statements.

COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

The Chief Executive Officer and a director of the Company is Paul Roszel. His total compensation aggregated $75,059 USD during the year endinf December 31, 2006. The Company did not pay the compensation directly. It was paid by the majority holder of the Company’s voting securities, Inter-Continental Recycling, Inc. The Company reimburses Inter-Continental Recycling, Inc., on a monthly basis for the compensation paid by it to Mr. Roszel. Thus, it may be deemed that the Company pays Mr. Roszel’s compensation indirectly. During the year ending December 31, 2006, Richard R. Ivanovick, Chief Financial Officer and a director, was paid for consulting services of $35,284 USD. Keith A. Deck, a director, did not receive any funds in the year ended December 31, 2006. No officer of the Company earned an aggregate of $100,000 or more in total compensation during the fiscal year noted or during the two fiscal years prior thereto. The total cash compensation of all officers during the last fiscal year was $110,343 USD paid to Mr. Roszel and Mr. Ivanovick, inasmuch as Mr. Deck did not receive any compensation from the Company.

The Company does not have any pension or incentive plans, such as share option plans, share awards, non-equity incentive compensation, or other compensation arrangements, short or long term.

Because of the description above of the compensation paid during the last fiscal year, the Company is not including a Compensation Discussion and Analysis pursuant to Item 402(b) under Regulation S-K or S-B inasmuch as the Company believes the analysis and discussion is not necessary under the circumstances.

The Company does not have a Compensation Committee. The compensation is determined by the Board of Directors and is paid only for services actually rendered. The Board determines the compensation primarily based upon the value to the Company of the services rendered, the prevailing rates of compensation in the industry in which the Company does business, and similar factors.

Audit Fees

Fees for the fiscal year 2006 audit and the review of Forms 10-QSB and Form 10-KSB are $21,750; of which $21,750 has been billed and paid as of April 30, 2007.

Financial Information Systems Design and Implementation Fees

There were no fees billed for Financial Information Systems Design and Implementation Fees.

All Other Fees

Aggregate fees contracted/billed for all other services rendered by Hansen, Barnett & Maxwell for the year ended December 31, 2006 are $1,300 and consist mainly of non-audit fees related to tax compliance services and consulting fees.

PROPOSAL NUMBER 1
ELECTION OF DIRECTORS

The three persons named above in “Directors and Executive Officers” and who are designated as directors of the Company, Paul Roszel, Richard R. Ivanovick and Keith A. Deck, are standing for election as directors of the Company for the coming year or until their successors are qualified and elected. The Company expects all of the nominees will be able to serve as directors. If any nominee should become unavailable, however, it is intended that the proxy holders will vote for a substitute designated by management. The Board of Directors recommends a vote “FOR” the above nominees.

PROPOSAL NUMBER 2
APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS

The Board of Directors has appointed HANSEN, BARNETT & MAXWELL, certified public accountants, Salt Lake City, Utah, to be the independent public accountants for the Company during the coming year and until the next annual shareholders meeting of the Company. Hansen, Barnett & Maxwell has served as the Company’s public accountants for more than seven years and the Board is requesting that the shareholders ratify that appointment. The Board of Directors recommends a vote “FOR” the ratification of the public accountants.

SHAREHOLDER PROPOSALS

Shareholders of the Company may present proposals to the Company for inclusion in the Company’s proxy statement prepared in connection with its next regular annual meeting of shareholders. Proposals to be included in the materials for the 2007 annual meeting must be received by the Company no later than January 31, 2008 in order to be considered for inclusion. The Board will review any proposal that is received by that date and determine if it is a proper proposal to present to the 2007 annual meeting of shareholders.

OTHER MATTERS

As of the date of this proxy statement, management of the Company is unaware of any other matters for action at the meeting other than as set forth herein. If any other matter properly comes before the meeting, the proxy holders will vote in accordance with their best judgment.

ANNUAL REPORT

Accompanying this Proxy Statement is a copy of the Company’s financial information contained in it’s Annual Report on Form 10-KSB as filed with the Securities and Exchange Commission in Washington, DC. The Company hereby incorporates by this reference all other filings made by the Company under Section 13 of the Securities Exchange Act of 1934 in this Proxy Statement for purposes of disclosure of information required herein by the Proxy Rules, as applicable, of the Commission under Section 14 of that Act and the rules thereunder. The Company hereby undertakes to deliver, upon written or oral request, a copy of the Proxy Statement and the Annual Report on Form 10-KSB to any person who so requests. Direct requests to the Company at it’s address set forth above or request via email at info@recycle.net.

By Order of the Board of Directors
May 1, 2007
Paul Roszel, Chairman

HANSEN, BARNETT& MAXWELL
A Professional Corporation	Registered with the Public Company
CERTIFIED PUBLIC ACCOUNTANTS	Accounting Oversight Board

5 Triad Center, Suite 750
Salt Lake City, UT 84180-1128
Phone: (801) 532-2200
Fax: (801) 532-7944
www.hbmcpas.com

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Directors
RecycleNet Corporation

We have audited the consolidated balance sheets of RecycleNet Corporation and subsidiaries as of December 31, 2006 and 2005 and the related consolidated statements of operations, stockholders' equity and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe our audit provides a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of RecycleNet Corporation and subsidiaries as of December 31, 2006 and 2005 and the results of their operations and their cash flows for the years then ended, in conformity with accounting principles generally accepted in the United States of America.

HANSEN,BARNETT & MAXWELL,P.C.

Salt Lake City, Utah
March 14, 2007

RECYCLENET CORPORATION AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS

December 31,	2006	2005

ASSETS
Current Assets
Cash	$315,304	$226,979
Trade accounts receivable, net of $2,500 allowance for bad debt	33,468	37,396
Other receivables	844	4,118
Prepaid expenses	16,022	10,214

Total Current Assets	365,638	278,707

Property and Equipment
Computer equipment	71,607	46,258
Less: accumulated depreciation	(39,991)	(30,340)

Net Property and Equipment	31,616	15,918

Related party receivable- Scrap China Corporation	110,957	-
Note receivable due from affiliate	5,000	-

Total Assets	$513,211	$294,625

LIABILITIES AND STOCKHOLDERS' EQUITY
Current Liabilities
Accrued liabilities	$48,503	$41,712
Deferred revenue	132,798	102,027

Total Current Liabilities	181,301	143,739

Stockholders' Equity
Class N convertible shares (and Class X shares of Amalco) - $0.01 par value; 70,896,789 shares authorized; 60,539,259 shares issued and outstanding	605,393	605,393
Common shares - $0.01 par value; 179,103,211 shares authorized; 77,108,214shares issued and outstanding	771,082	771,082
Additional paid-in capital	34,315	34,315
Accumulated deficit	(1,078,880)	(1,259,904)

Total Stockholders' Equity	331,910	150,886

Total Liabilities and Stockholders' Equity	$513,211	$294,625

The accompanying notes are an integral part of these consolidated financial statements.

RECYCLENET CORPORATION AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF OPERATIONS

For the Years Ended December 31,	2006	2005
Sales	$1,149,865	$917,604
Operating Expenses
Selling, general and administrative expenses	1,021,291	908,299
Foreign currency exchange loss	1,680	3,788
Total Operating Expenses	1,022,971	912,087
Income From Continuing Operations	126,894	5,517
Discontinued Operations
Loss from discontinued operations	(4,494)	(64,130)
Net Income (Loss)	$122,400	$(58,613)

Basic Income (Loss) Per Common Share From
Continuing Operations	$-	$-
Discontinued Operations	-	-
Basic Income (Loss) Per Common Share	$-	$-
Diluted Income (Loss) Per Common Share From
Continuing Operations	$-	$-
Discontinued Operations	-	-
Diluted Income (Loss) Per Common Share	$-	$-
Basic Weighted-Average Common Shares Outstanding	77,108,214	76,508,584
Diluted Weighted-Average Common Shares Outstanding	137,647,473	137,047,843

The accompanying notes are an integral part of these consolidated financial statements.

RECYCLENET CORPORATION AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF STOCKHOLDERS’ EQUITY
FOR THE YEARS ENDED DECEMBER 31, 2006 AND 2005

	Class N Common Shares (and Class X Shares of Amalco)		Common Shares		Additional Paid-in	Accumulated	Total Stockholders'
	Shares	Amount	Shares	Amount	Capital	Deficit	Equity
Balance - December 31, 2004	61,175,681	$611,757	76,421,792	$764,218	$33,565	$(1,201,291)	$208,249

Issuance of Common Shares for Marketing Expense	-	-	50,000	500	750	-	1,250

Conversion of Class N	(636,422)	(6,364)	636,422	6,364	-	-	-

Net Loss	-	-	-	-	-	(58,613)	(58,613)
Balance - December 31, 2005	60,539,259	605,393	77,108,214	771,082	34,315	(1,259,904)	150,886

Contribution from Spin off of Scrap China	-	-	-	-	-	58,624	58,624

Net Income	-	-	-	-	-	122,400	122,400
Balance - December 31, 2006	60,539,259	$605,393	77,108,214	$771,082	$34,315	$(1,078,880)	$331,910

The accompanying notes are an integral part of these consolidated financial statements.

RECYCLENET CORPORATION AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF CASH FLOWS

For The Years Ended December 31,	2006	2005
Cash Flows From Operating Activities:
Net income (loss)	$122,400	$(58,613)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities:
Depreciation	9,651	5,761
Foreign currency exchange loss	(1,680)	(3,788)
Issuance of common shares for marketing services	-	1,250
Changes in assets and liabilities:
Accounts and other receivables	7,347	(17,964)
Prepaid expenses	(5,615)	(5,267)
Accrued liabilities	6,779	34,055
Deferred revenue	30,801	5,025

Net Cash Provided By (Used In) Operating Activities	169,683	(39,541)

Cash Flows From Investing Activities:
Advances to related party	(110,957)	-
Advances to affiliates	(5,000)	-
Collection of advances to related party	-	4,573
Purchase of property and equipment	(25,339)	(5,004)

Net Cash Provided By (Used In) Investing Activities	(141,296)	(431)

Cash Flows from Financing Activities:
Contribution from spin off of Scrap China	58,624	-

Net Cash Provided By (Used In) Financing Activities:	58,624	-

Effect of Exchange Rate Changes on Cash	1,314	(7,293)

Net Change in Cash	88,325	(47,265)

Cash at Beginning of Period	226,979	274,244

Cash at End of Period	$315,304	$226,979

The accompanying notes are an integral part of these consolidated financial statements.

RECYCLENET CORPORATION
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 2006 AND 2005

NOTE 1-ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation -The accompanying financial statements present the consolidated financial position of RecycleNet Corporation and subsidiaries and the results of their operations and their cash flows in accordance with accounting principles generally accepted in the United States of America. The consolidated entities are referred to hereafter as RecycleNet or the Company.

Consolidation - The accompanying consolidated financial statements include the accounts of RecycleNet Corporation and its wholly-owned subsidiaries RecycleNet Ontario, Metalworld.com, Fiberglass.com and Scrap China. Inter-company accounts and transactions have been eliminated in consolidation. On January 20, 2006, the Company did a pro-rata spin-off of all shares of Scrap China Corporation owned by the Company to its common shareholders of record. At the completion of the spin-off Scrap China Corporation became its own fully reporting entity and is no longer a wholly owned subsidiary of the Company. Accordingly, the Company has reflected these operations as discontinued and has restated the prior year consolidated financial statements to conform to such presentation. Discontinued operations are discussed further in Note 6.

Operations - The Company is in the business of designing Internet sites, Internet advertising and Internet trading of consumable recyclable goods. The Company has developed web site management, sales management, search, customer interaction, and transaction processing systems using a combination of proprietary custom designed technologies and commercially available licensed technologies. The Company designs web systems and flexible data bases which allow for the addition, modification, or replacement of web site content. The Company provides Internet hosting facilities and redundant high speed Internet connectivity. The Company has developed its own content and web site management tools to facilitate the maintenance and updating of its web sites. The Company's primary operations are conducted from Ontario Canada. However, the U.S. dollar is the functional currency for the Company's consolidated operations because most of the Company’s transactions are in U.S. dollars. Gains and losses from foreign currency translations and exchange gains and losses are included in the results of operations.

Use of Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates.

Fair Values of Financial Instruments - Due to their near-term nature, the amounts reported as cash, trade accounts receivable, advances to related party, accounts payable, accrued liabilities and deferred revenues are considered to be reasonable approximations of their fair values.

Accounts Receivable - The Company provides an allowance for doubtful accounts equal to the estimated collection losses that could be incurred in collection of all receivables. The estimated losses are based on historical collection experience coupled with review of the current status of existing receivables. Allowance for doubtful accounts was $2,500 as of December 31, 2006 and 2005.

Computer Equipment - Computer equipment is stated at cost. Maintenance and repairs of equipment are charged to operations and major improvements are capitalized. Upon retirement, sale, or other disposition, the cost and accumulated depreciation are eliminated from the accounts and a gain or loss is included in operations. Depreciation is computed using the straight-line method over the estimated useful lives of the property and equipment, which are three to five years. Depreciation expense was $9,651 and $5,761 for the years ended December 31, 2006 and 2005, respectively.

Computer software costs incurred for internal use are expensed as incurred during the preliminary evaluation stage, are capitalized during the acquisition and development stage, and are expensed during the operation stage, including training and maintenance. Capitalizable software development costs for internal use were not material for the years ended December 31, 2006 and 2005.

Revenue Recognition - Revenue from services are recognized as the services are provided. Web site advertising services are charged on a monthly basis without guarantee of the number of customers viewing the web site. Revenues from the internet portal services business are derived from individual custom packages that include any combination of the following services: subscription fees, HTML linking services, advertising, and web page construction. The Company charges a per-client, per-month repetitive service fee, regardless of the services provided. With respect to the Internet portal sites that facilitate e-commerce trading, the Company only charges a monthly fee for services that are provided to customers. The Company does not charge sellers or buyers a percentage of the value of their transactions nor does the Company charge a back-end fee. Customer payments received in advance of providing services are recorded as deferred revenue and are then recognized proportionately as services are performed.

Advertising Costs - Advertising costs are charged to expense in the period incurred. Advertising expense for the years ended December 31, 2006 and 2005 were $12,851 and $36,010 respectively.

NOTE 2-BASIC AND DILUTED INCOME (LOSS) PER COMMON SHARE

Basic income (loss) per common share is calculated by dividing net income (loss) by the weighted-average number of common shares outstanding. Diluted income (loss) per common share is calculated by dividing net income (loss) by the weighted-average number of Class N (and Class X) shares and common shares outstanding to give effect to potentially issuable common shares except during loss periods when those potentially issuable shares are anti-dilutive. The shares used in the computation of basic and diluted income (loss) per common share are reconciled as follows:
	2006	2005
Basic weighted-average common shares outstanding	77,108,214	76,508,584
Dilutive effect of Class N shares	60,539,259	60,539,259

Diluted weighted-average common shares Outstanding	137,647,473	137,047,843

For the year ended December 31, 2005, the Company had 60,539,259 potentially issueable common shares that were excluded from the calculation of diluted loss per share due to their anti-dilutive effects.

NOTE 3-INCOME TAXES

Deferred tax assets are comprised of the following at December 31, 2006 and 2005:

For the years ended December 31,	2006	2005
Operating loss carry forward	$434,580	$479,411
Valuation allowance	(434,580)	(479,411)

Total Deferred Tax Asset	$-	$-

The Company had no income tax expense for the years ended December 31, 2006 and 2005.

The following is a reconciliation of the amount of expense that would result from applying federal statutory rates to pretax income (loss) with the provision for income taxes for the years ended December 31:

For the years ended December 31,	2006	2005
Tax at federal statutory rate (34%)	$44,946	$1,876
Nontaxable exchange loss	(1,680)	1,499
Change in deferred tax asset valuation allowance	(44,831)	(2,322)
Benefit of operating loss carryforward	(2,676)	(484)
State tax benefit, net of federal expense	4,039	-
Effect of actual tax rates lower than statutory rate	202	-
Other	-	(569)

Provision for Income Taxes	$-	$-

The Company has federal operating loss carry forwards of $1,247,020 that expire from 2007 through 2024. The use of operating loss carry forwards are limited and may not be available to offset future income. If tax benefits from the operating loss carry forwards acquired in the acquisition of Garbalizer are realized in the future, they will be recognized as a reduction of income tax expense.

NOTE 4-STOCKHOLDERS' EQUITY

The Company is authorized to issue 250,000,000 common shares with a par value of $0.01 per share. The board of directors is authorized to designate one or more series within the class of common shares and to designate relative preferences, limitations and rights. The Board has designated 70,896,789 common shares as Class N shares. During the year ended December 31, 2005, 636,422 Class N shares were converted to common shares. Prior to December 31, 2005 9,721,108 Class N shares were converted to common shares. At December 31, 2006, 60,539,259 Class N shares are remaining. The Class N shares have voting rights of one vote per share and are non-equity participating. Amalco, the Ontario subsidiary of the Company, is authorized to issue an unlimited number of Class X common shares. The Class X common shares of Amalco are non-voting but equity participating. The Class N and Class X shares are convertible into common shares on the basis of one Class N share and one Class X share of Amalco into one common share of the Company, solely at the option of the holders.

In June 2005, the Company purchased the web domain iolcentral.com in exchange for 50,000 shares of common stock. The shares were valued at $1,250 or $0.025 per share, which was the market value of the common stock on the date the purchase was entered into. The $1,250 was immediately expensed as marketing expense.

On November 24, 2005, the Board of Directors approved a pro-rata spin-off of all shares of Scrap China Corporation effective January 20, 2006.

The common shareholders of RecycleNet received one share of Scrap China Corporation for every ten shares of RecycleNet common stock.  The Board of Directors of RecycleNet decided to distribute the Scrap China Corporation shares to the RecycleNet shareholders to benefit its shareholders and to separate the different lines of business.

At January 20, 2006, Scrap China Corporation had common stock of $10,000 and accumulated losses of $68,624. This spin-off of Scrap China Corporation resulted in the shareholders of the Company assuming the common stock and accumulated losses of Scrap China Corporation and the Company recorded a contribution from shareholders in the amount of $58,624.

NOTE 5-RELATED PARTY TRANSACTIONS

As at December 31, 2006, the Company had advanced $110,957 to Scrap China Corporation. This resulted from expenses incurred for travel, management and legal and accounting expenses paid on behalf of Scrap China Corporation. Additional funds, if required, will be provided by the Company and will be treated as a loan receivable to a related party. These advances are due on demand and bear no interest.

The Company has an agreement with Inter-Continental Recycling, Inc. to provide various services for the Company. Inter-Continental Recycling, Inc. is owned 100% by the immediate family of the president of the Company. The Company is billed monthly for services supplied for management and sales activities, which vary monthly based on the activity level.

All management and staff are retained on an unwritten contract basis under a related party transaction with Inter-Continental Recycling Inc. Because of the affiliation between Inter-Continental and the Company, the agreement between them has no definite duration and will continue as necessary for the conduct of business by the Company. Inter-Continental assigns and provides employees to the Company as long as the Company requires them and can pay the associated costs. Inter-Continental provides services to and for the Company by employees of Inter-Continental. There is no mark-up or other charge incurred by the Company from Inter-Continental and the Company pays the same amount for services for the Inter-Continental employees as does Inter- Continental. The management/staff charges for the years ended December 31, 2006 and 2005 were $318,797 and $315,177, respectively.

Internet service provider (ISP) fees are billed on a monthly basis from Inter-Continental Recycling Inc. to the Company. The ISP charges for the years ended December 31, 2006 and 2005 were $49,734 and $52,563, respectively.

Inter-Continental Recycling Inc. and the Company are also engaged in a merchant services agreement. On behalf of Inter-Continental Recycling Inc. the Company operates, maintains, bills and collects payments for services offered on web sites owned by Inter-Continental Recycling Inc. The Company then issues payment to Inter-Continental Recycling Inc. for an agreed upon rate. The commissions paid recorded by the Company for this merchant service agreement with Inter-Continental Recycling Inc. for the years ending December 31, 2006 and 2005 were $25,063 and $46,525, respectively.

The Company has office space in a facility owned by the President of the Company. For the years ended December 31, 2006 and 2005, rent expense was $2,117 and $1,983, respectively.

Under the terms of a distribution rights agreement related to the Rhodium WebWeaver TurnKey E-Commerce system, the Company is obligated to pay Mr. Roszel, the President of the Company, a $1,000 royalty payment for each Rhodium WebWeaver license the Company is able to secure. For the years ended December 31, 2006 and 2005, no royalty payments were required under this agreement.

During the year ended December 31, 2006, the Company advanced an affiliate of the Company $5,000 with no terms of repayment.

NOTE 6-DISCONTINUED OPERATIONS

On November 24, 2005, the Board of Directors of RecycleNet Corporation adopted a resolution declaring a pro-rata spin-off of all shares of Scrap China Corporation owned by the Company effective January 20, 2006.

Scrap China Corporation shares were issued to all common shareholders of record of the Company as of the close of business on January 20, 2006.  The shareholders of RecycleNet received one share of Scrap China Corporation for every ten shares of RecycleNet.  The Board of Directors of RecycleNet decided to distribute the Scrap China shares to the RecycleNet shareholders to benefit its shareholders and to separate the different lines of business.

As a result of the spin-off, Scrap China Corporation now functions as its own fully reporting entity and is no longer a wholly owned subsidiary of RecycleNet Corporation.

A summary of the results from discontinued operations for the years ended December 31, 2006 and 2005 are as follows:

	2006	2005
Net revenue	$-	$-
Operating expenses - Scrap China	4,494	64,130
Loss from operations	(4,494)	(64,130)
Gain on disposal	-	-
Income tax expense	-	-
Net income (loss) from discontinued operations	$(4,494)	$(64,130)

NOTE 7-ACQUISITIONS

During the year ended December 31, 2006, the Company purchased the web domain’s “BMEx.org” and “wastechange.org” and all rights to the names for cash of $3,500 and $35,000, respectively. The entire purchase price for these websites were allocated to the website which was accounted for as marketing and advertising costs in accordance with Statement of Position No. 98-01. Accordingly, the advertising costs were expensed at the date of acquisition.

NOTE 8 - CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS

None.

NOTE 8A - CONTROLS AND PROCEDURES

As of the end of the period covered by this report, the Company conducted an evaluation, under the supervision and with the participation of the principal executive officer and principal financial officer, of the Company’s disclosure controls and procedures (as defined in Rules 13a-15(e) and 15d015(e) under the Securities Exchange Act of 1934 (the “Exchange Act”)). Based on this evaluation, the principal executive officer and principal financial officer concluded that the Company’s disclosure controls and procedures are effective to ensure that information required to be disclosed by the Company in reports that it files or submits under the Exchange Act is recorded, processed, summarized and reported within the time periods specified in Securities and Exchange Commission rules and forms.

There was no change in the Company’s internal control over financial reporting during the Company’s most recently completed fiscal quarter that has materially affected, or is reasonably likely to materially affect, the Company’s internal control over financial reporting.

PROXY
RECYCLENET CORPORATION
ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON JUNE 15, 2007
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

Know all men by these presents that the undersigned shareholder of RECYCLENET CORPORATION (“Company”) hereby constitutes and appoints Paul Roszel and Richard R. Ivanovick, or either of them, as attorneys and proxies to appear, attend and vote all of the shares of the Company standing in the name of the undersigned at the Annual Meeting of Shareholders of the Company to held at the office of Hertzberger, Olsen and Associates located at Corporate Square, Penthouse, 30 Duke St. W., Kitchener, Ontario, Canada, on Friday June 15, 2007, at 10:15 o’clock a.m., EST and at any adjournment thereof.

ELECTION OF DIRECTORS: Three persons are nominated - Paul Roszel, Richard R. Ivanovick and Keith Deck (each shareholder has the right to vote the number of common and/or Class “N” shares held for each of the three nominees and election of a nominee requires the affirmative vote of a majority of the votes cast at the Annual Meeting).

“FOR” all nominees [  ]
Withhold authority to vote for all nominees [  ]
Withhold authority to vote for nominee(s) named below:
Paul Roszel [  ]    Richard R. Ivanovick [  ]    Keith Deck [ ]

RATIFICATION OF APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS: Hansen, Barnett & Maxwell as the Company’s public accountants for the coming year.
FOR [  ]  AGAINST [  ]

OTHER BUSINESS: Such other business as may properly come before the meeting.

AUTHORITY GRANTED [  ]    AUTHORITY WITHHELD [  ]

Please mark, date and sign your name exactly as it appears hereon and return the Proxy as promptly as possible. It is important to return this Proxy properly signed in order to exercise your right to vote if you do not attend the meeting in person. When signing as agent, partner, attorney, administrator, guardian, trustee or in any other fiduciary or official capacity, please indicate your title. If shares are held jointly, each owner must sign.

Number of Common Shares:_________________	______________________________
Signature
Number of Class “N” Shares:________________	______________________________
Joint Owner (if any)
Dated:________________, 2007	______________________________
Printed name(s)/Capacity